UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 29, 2020

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth,	GA	30097
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Asbury Automotive Group, Inc.’s (the “Company”) has announced that Daniel Clara, age 40, has been appointed to serve as Senior Vice President, Operations of the Company, effective January 29, 2020. Mr. Clara joined the Company in 2002 and has held many positions with the Company including Vice President of Market Operations, Managing Market Director, General Manager, General Sales Manager, Used Car Manager, New Car Sales Manager, F&I Manager and Client Advisor. Mr. Clara received his bachelor’s degree in International Business from Northwood University.

In connection with his appointment as Senior Vice President, Operations, Mr. Clara’s annual base salary will be increased to $600,000, and he will become eligible for a target annual cash bonus under the Company’s annual cash incentive plan equal to 75% of his base salary. Any payout to Mr. Clara under the Company’s annual cash incentive plan will be based on the achievement of certain Company objectives established by the Compensation & Human Resources Committee of the Board of Directors of the Company.  During the Company’s normal and customary equity grant cycle, Mr. Clara will be granted an equity award valued at $500,000, comprised of 60% performance share units and 40% restricted share units, which will vest ratably over a three year period.

In addition, Mr. Clara will enter into the Company’s standard indemnification agreement. The indemnification agreement will be identical in all material respects to the Company’s form of Indemnification Agreement, filed with the SEC on April 30, 2010 as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: January 30, 2020	By:	/s/ George A Villasana
	Name:	George A. Villasana
	Title:	Senior Vice President, General Counsel & Secretary